TAURUS
MUNINEW YORK
HOLDINGS, INC.








FUND LOGO








Annual Report

October 31, 1996





Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
110 Washington Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MNY




This report, including the financial information herein, is transmitted to the shareholders of Taurus MuniNew York Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


Taurus MuniNew York
Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS

For the year ended October 31, 1996, the Common Stock of Taurus MuniNew York Holdings, Inc. earned $0.776 per share income dividends, which included earned and unpaid dividends of $0.059. This represents a net annualized yield of 6.45%, based on a month-end net asset value of $12.03 per share. Over the same period, the total investment return on the fund's Common Stock was +6.94%, based on a change in per share net asset value from $12.07 to $12.03, and assuming reinvestment of $0.778 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the fund's Common Stock was +7.20%, based on a change in per share net asset value from $11.58 to $12.03, and assuming reinvestment of $0.337 per share income dividends.

For the six-month period ended October 31, 1996, the fund's Auction Market Preferred Stock had an average yield of 3.72%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended October 31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
For the 12 months ended October 31, 1996, the fund was managed with the intention of sustaining an attractive level of tax-exempt income while seeking to achieve an above-average total return. We entered the 12-month period optimistic that interest rates would decline in response to the sluggish economy that we expected the current 7% yield on the US Treasury bond to create. To take advantage of this scenario, we extended the fund's duration and lowered the cash reserve position to a minimal level. From October 1995 to January 1996 the impression that the economy had slowed and that there was no inflation on the horizon was enough to lower interest rates almost 50 basis points. Two rounds of Federal Reserve Board easings in December and January lulled investors into complacency. This set the stage for a sudden loss of investor confidence as an undeniably strong employment number in March blindsided the market and began a period of extreme volatility, which continued through the end of October. Looking ahead, we expect this volatile period to continue, and our investment strategy will remain neutral until the direction of the economy becomes clearer.

In Conclusion
We appreciate your ongoing interest in Taurus MuniNew York Holdings, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Roberto Roffo)
Roberto Roffo
Portfolio Manager


November 22, 1996

We are pleased to announce that Roberto Roffo is responsible for the day-to-day management of Taurus MuniNew York Holdings, Inc. Mr. Roffo has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1992 and as Vice President since 1996. Prior thereto, he was Operations Manager with State Street Bank and Trust Company from 1989 to 1992.



THE BENEFITS AND RISKS OF LEVERAGING

Taurus MuniNew York Holdings, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PROXY RESULTS

During the six-month period ended October 31, 1996, Taurus MuniNew
York Holdings, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders'
meeting on June 17, 1996. The description of each proposal and number of shares voted are as follows:
                                                                     Shares Voted     Shares Voted
                                                                         For       Without Authority
1.To elect the fund's Board of Trustees:     Cynthia A. Montgomery    6,269,257         201,976
                                             Charles C. Reilly        6,269,257         201,976
                                             Kevin A. Ryan            6,268,897         202,336
                                             Arthur Zeikel            6,269,257         201,976

                                                               Shares Voted  Shares Voted   Shares Voted
                                                                    For         Against       Abstain
2.To select Ernst & Young LLP as the fund's independent
  auditors.                                                      6,207,976      61,058        202,199

During the six-month period ended October 31, 1996, Taurus
MuniNew York Holdings, Inc. Preferred Stock shareholders
voted on the following proposals. The proposals were approved at a shareholders' meeting on June 17, 1996. The description of each special proposal and number of shares voted are as
follows:
                                                                     Shares Voted     Shares Voted
                                                                         For       Without Authority
1.To elect the fund's Board of Directors: Ronald W. Forbes,
  Cynthia A. Montgomery, Charles C.Reilly, Kevin A. Ryan,
  Richard R. West and Arthur Zeikel                                     1,000              0

                                                               Shares Voted  Shares Voted   Shares Voted
                                                                    For         Against       Abstain
2.To select Ernst & Young LLP as the fund's independent
  auditors.                                                        1,000          0              0



PORTFOLIO ABBREVIATIONS


To simplify the listings of Taurus MuniNew York Holdings, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                Issue                                               (Note 1a)

New York--98.6%
AAA      Aaa         $1,600   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due
                              7/01/2013 (c)                                                                     $  1,714

AAA      Aaa          5,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund,
                              Series A, 5.25% due 4/01/2026 (e)                                                    4,728

BBB      Baa1         3,000   Metropolitan Transportation Authority, New York, Transit Facilities Service
                              Contract, Refunding, Series 5, 7% due 7/01/2012                                      3,237

A1+      NR*            300   Nassau County, New York, IDA, Civic Facility Revenue Bonds (Cold Spring
                              Harbor Laboratory Project), VRDN, 3.50% due 7/01/2019(a)                               300

BBB+     Baa1         2,000   New York City, New York, GO, Refunding, Series A, 6.50% due 8/01/2011                2,066

A1+      NR*          1,500   New York City, New York, IDA, Civic Facility Revenue Bonds (National
                              Audobon Society), VRDN, 3.40% due 12/01/2014 (a)                                     1,500

BB+      Baa2         2,000   New York City, New York, IDA, Special Facility Revenue Bonds (1990 AMR/
                              American Airlines Inc. Project), AMT, 7.75% due 7/01/2019                            2,107

                              New York City, New York, Municipal Water Finance Authority, Water and Sewer
                              System Revenue Bonds:
A-       A            3,375     RIB, 7.716% due 6/15/2025 (f)                                                      3,439
AAA      Aaa          2,000     Series 1994-A, 7% due 6/15/2015 (c)                                                2,204
A-       A            1,290     Series A, 6.75% due 6/15/2017                                                      1,390
A1+      VMIG1++      1,100     VRDN, Series C, 3.50% due 6/15/2023 (a)(c)                                         1,100
A1+      VMIG1++         80     VRDN, Series G, 3.60% due 6/15/2024 (a)(c)                                            80

A1+      VMIG1++        900   New York City, New York, Trust for Cultural Resources Revenue Bonds
                              (Soloman R. Guggenheim), VRDN, Series B, 3.40% due 12/01/2015 (a)                      900

AAA      Aaa          3,500   New York State Dormitory Authority, Lease Revenue Refunding Bonds
                              (State University Dormitory Facilities), Series A, 5.30% due 7/01/2024 (b)           3,343

                              New York State Dormitory Authority Revenue Bonds:
AAA      Aaa          6,000     (City University System), Third Generation, Series 1, 5.375% due
                                7/01/2025 (b)                                                                      5,791
A1+      VMIG1++      1,800     (Cornell University), VRDN, Series B, 3.40% due 7/01/2025 (a)                      1,800
BBB      Baa1         8,000     (Department of Health), 5.50% due 7/01/2025                                        7,424
BBB+     Baa1         2,370     (Mental Health Services Facilities Improvement), Series B, 5.375% due
                                2/15/2026                                                                          2,161
AAA      Aaa          1,000     Refunding (Department of Education), 5.75% due 7/01/2021 (h)                         997
AAA      Aa           5,000     Refunding (Long Island Medical Center), Series A, 7.75% due 8/15/2027 (d)          5,284
BBB-     Baa1         1,000     (State University Athletic Facilities), 7.25% due 7/01/2021                        1,089
BBB+     Baa1         2,250     (State University Educational Facilities), Series C, 5.40% due 5/15/2023           2,044

AAA      Aaa          2,000   New York State Energy Research and Development Authority, Facilities
                              Revenue Bonds (Con Edison Company Inc.), AMT, Series A, 6.75% due
                              1/15/2027 (e)                                                                        2,137


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                Issue                                               (Note 1a)

New York (concluded)
A1+      VMIG1++     $1,400   New York State Energy Research and Development Authority, PCR
                              (New York Electric and Gas), VRDN, Series D, 3.50% due 10/01/2029 (a)             $  1,400

AAA      Aaa          1,065   New York State, HFA, M/F Housing Revenue Bonds, AMT, Series A, 7.75%
                              due 11/01/2020 (b)                                                                   1,143

                              New York State Local Government Assistance Corporation:
A        A            2,500     Refunding, Series B, 5.50% due 4/01/2021                                           2,387
A        A            1,000     Series A, 6% due 4/01/2024                                                         1,011
A        A            2,000     Series D, 5% due 4/01/2023                                                         1,782

BBB      Baa          2,485   New York State Medical Care Facilities Finance Agency Revenue Bonds
                              (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2017                   2,597

                              New York State Mortgage Agency, Homeownership Revenue Bonds:
NR*      Aa           3,270     AMT, Series 44, 7.50% due 4/01/2026                                                3,539
NR*      Aa           2,500     AMT, Series 50, 6.625% due 4/01/2025                                               2,627
NR*      Aa           5,750     AMT, Series HH-3, 7.95% due 4/01/2022                                              6,106
NR*      Aa           1,100     Series EE-2, 7.50% due 4/01/2016                                                   1,160

NR*      Aa           4,550   New York State Mortgage Agency Revenue Bonds, Series B-41, 6.30% due
                              10/01/2017                                                                           4,686

BBB      Baa1         3,170   New York State Thruway Authority, Service Contract Revenue Bonds
                              (Local Highway and Bridge), 5.25% due 4/01/2013                                      2,933

                              New York State Urban Development Corporation Revenue Bonds:
BBB      Baa1         5,000     (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025                  4,565
BBB      Baa1         3,265     Refunding (University Facilities Grants), 5.50% due 1/01/2015                      3,141

                              Port Authority of New York and New Jersey, Consolidated Bonds:
AA-      A1           3,000     71st Series, 6.50% due 1/15/2026                                                   3,156
AA-      A1           3,000     72nd Series, 7.35% due 10/01/2002 (g)                                              3,446

BBB      Baa1         4,000   Triborough Bridge and Tunnel Authority, New York (Convention Center
                              Project), Series E, 7.25% due 1/01/2010                                              4,552

AAA      Aaa          2,000   Triborough Bridge and Tunnel Authority, New York, General Purpose
                              Revenue Refunding Bonds, Series Y, 6.125% due 1/01/2021 (h)                          2,155

Puerto Rico--0.2%

A1+      VMIG1++        200   Puerto Rico Commonwealth, Government Development Bank, Refunding,
                              VRDN, 3.30% due 12/01/2015 (a)                                                         200

Total Investments (Cost--$104,535)--98.8%                                                                        109,421

Other Assets Less Liabilities--1.2%                                                                                1,348
                                                                                                                --------
Net Assets--100.0%                                                                                              $110,769
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(g)Prerefunded.
(h)CAPMAC Insured.
  *Not Rated.
 ++Highest short-term rating issued by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$104,535,167) (Note 1a)                         $109,421,134
                    Cash                                                                                          23,571
                    Interest receivable                                                                        1,563,833
                    Prepaid expenses and other assets                                                              6,536
                                                                                                            ------------
                    Total assets                                                                             111,015,074
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                  $    111,134
                      Investment adviser (Note 2)                                                46,807          157,941
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        88,363
                                                                                                            ------------
                    Total liabilities                                                                            246,304
                                                                                                            ------------

Net Assets:         Net assets                                                                              $110,768,770
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,200 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 30,000,000
                      Common Stock, par value $.10 per share (6,714,921 shares
                      issued and outstanding)                                              $    671,492
                    Paid-in capital in excess of par                                         73,695,014
                    Undistributed investment income--net                                        809,447
                    Undistributed realized capital gains on investments--net                    706,850
                    Unrealized appreciation on investments--net                               4,885,967
                                                                                           ------------
                    Total--Equivalent to $12.03 net asset value per share of
                    Common Stock (market price--$10.875)                                                      80,768,770
                                                                                                            ------------
                    Total capital                                                                           $110,768,770
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                            For the
                                                                                                           Year Ended
                                                                                                        October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  6,588,310
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    549,888
                    Commission fees (Note 4)                                                     81,648
                    Professional fees                                                            79,820
                    Transfer agent fees                                                          48,458
                    Printing and shareholder reports                                             43,001
                    Accounting services (Note 2)                                                 34,948
                    Directors' fees and expenses                                                 19,880
                    Listing fees                                                                 16,545
                    Custodian fees                                                               12,741
                    Pricing fees                                                                  5,028
                    Other                                                                        12,752
                                                                                           ------------
                    Total expenses                                                                               904,709
                                                                                                            ------------
                    Investment income--net                                                                     5,683,601
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,475,289
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,066,500)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,092,390
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  5,683,601     $  5,934,650
                    Realized gain (loss) on investments--net                                  1,475,289          (64,466)
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                    (1,066,500)       6,364,528
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,092,390       12,234,712
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (4,660,309)      (4,765,156)
Shareholders          Preferred Stock                                                          (980,749)      (1,138,986)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (566,101)        (343,596)
                      Preferred Stock                                                          (134,351)         (43,734)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (6,341,510)      (6,291,472)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (249,120)       5,943,240
                    Beginning of year                                                       111,017,890      105,074,650
                                                                                           ------------     ------------
                    End of year*                                                           $110,768,770     $111,017,890
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    809,447     $    766,904
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  12.07   $  11.18  $  13.23  $  11.95   $  11.64
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .85        .88       .91       .99       1.05
                    Realized and unrealized gain (loss) on
                    investments--net                                       .05        .95     (1.76)     1.28        .32
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .90       1.83      (.85)     2.27       1.37
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.69)      (.71)     (.78)     (.88)      (.90)
                      Realized gain on investments--net                   (.08)      (.05)     (.28)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.77)      (.76)    (1.06)     (.88)      (.90)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                            (.15)      (.17)     (.10)     (.11)      (.16)
                        Realized gain on investments--net                 (.02)      (.01)     (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.17)      (.18)     (.14)     (.11)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  12.03   $  12.07  $  11.18  $  13.23   $  11.95
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 10.875   $  10.75  $  9.875  $  14.25   $  12.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      8.54%     16.98%   (24.38%)   19.63%     14.36%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.94%     16.01%    (7.78%)   18.50%     10.50%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .82%       .83%      .80%      .86%       .82%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               5.15%      5.54%     5.40%     5.82%      6.37%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of year (in thousands)                            $ 80,769   $ 81,018  $ 75,075  $ 87,553   $ 77,775
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 30,000   $ 30,000  $ 30,000  $ 30,000   $ 30,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 193.24%    165.22%    65.74%    34.31%     20.18%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,692   $  3,701  $  3,503  $  3,916   $  3,593
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    817   $    949  $    573  $    626   $    839
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Taurus MuniNew York Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter market and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including valuations furnished by a pricing service retained by the Fund which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $195,483,440 and $201,637,764, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments              $1,440,618     $4,885,967
Short-term investments                 (1,365)            --
Financial futures contracts            36,036             --
                                   ----------     ----------
Total                              $1,475,289     $4,885,967
                                   ==========     ==========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $4,885,967, of which $4,946,306 related to appreciated securities and $60,339 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $104,535,167.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 6,714,921. At October 31, 1996, total paid-in capital amounted to $74,366,506.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.30%.

As of October 31, 1996, there were 1,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $66,446 as commissions.

5. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058549 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Taurus MuniNew York Holdings, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Taurus MuniNew York Holdings, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Taurus MuniNew York Holdings, Inc., at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


(Ernst & Young LLP)

Princeton, New Jersey
November 25, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid by Taurus MuniNew York Holdings, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gain distributions paid by the fund during the year:

                                             Payable             Short-Term
                                              Date              Capital Gains

Common Stock Shareholders                   12/28/95              $.084305

Preferred Stock Shareholders                11/29/95              $  72.88
                                            12/27/95              $  39.79


Please retain this information for your records.